LOSS PER SHARE (Details Textual)	12 Months Ended
Dec. 31, 2017
Disclosure Of LOSS PER SHARE [Abstract]
Description of instruments with potential future dilutive effect not included in calculation of diluted earnings per share	Warrants to purchase common stock are not included in the diluted loss per share calculations when their effect is antidilutive. For the year ended December 31, 2017, about 178,571 of potential common stock related to outstanding warrants and stock options were excluded from the calculation of diluted net loss per share as such shares are antidilutive when there is a loss. There were 178,571 and 0 shares for the years ended December 31, 2016 and 2015.
Equity, Reverse Stock Split	The 2015 weighted average shares used to compute basic and diluted EPS were retroactively restated to reflect the 8:1 reverse split made in June 28, 2016.